Stock Repurchase Program	12 Months Ended
Sep. 30, 2014
Stock Repurchase Program
Stock Repurchase Program

3. Stock Repurchase Program

The Company’s Board of Directors has authorized the repurchase of up to $1.0 billion in Company stock. Share repurchases can be made through open market purchases or other methods, including pursuant to a Rule 10b5-1 plan. From the inception of the stock repurchase program, the Company has purchased a total of 27.4 million shares at an average price of $24.10 per share, for a total cost of $660.1 million as of September 30, 2014.